UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 7.01 Regulation FD Disclosure
     On January 17, 2006, Affiliated Computer Services, Inc. (the “Company”) issued a press release announcing that recent unsolicited discussions with a group of private-equity investors regarding a sale of the Company had ended and that the possible dual class recapitalization proposal described in the Company’s September 30, 2005 proxy statement was no longer under consideration. A copy of such press release is published on the Company’s web site at http://www.acs-inc.com and is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the information disclosed pursuant to this Item 7.01 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
     (c)     Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Affiliated Computer Services, Inc. Press Release dated January 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 17, 2006	AFFILIATED COMPUTER SERVICES, INC.
	By:	/s/ WARREN D. EDWARDS
		Name:	Warren D. Edwards
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Affiliated Computer Services, Inc. Press Release dated January 17, 2006.

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